Phoenix Bond Fund and

Phoenix High Yield Fund,

each a series of Phoenix Opportunities Trust

Supplement dated March 3, 2008 to the Prospectus dated January 31, 2008

IMPORTANT NOTICE TO INVESTORS

The following information updates and replaces the disclosure under “Portfolio Management” for each of the referenced funds.

Phoenix Bond Fund - Page 6

Al Alaimo, CFA, CPA and Robert L. Bishop, CFA serve as portfolio managers of the fund, and as such, are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Mr. Alaimo has served on the fund’s portfolio management team since 2005. He also serves as a portfolio manager for the Phoenix High Yield Fund. He is Fixed Income Portfolio Manager at SCM Advisors focused primarily on high yield securities. Prior to joining SCM Advisors in 2001, Mr. Alaimo was Managing Director with Banc of America Securities LLC (1996-2001). He has 22 years of investment experience.

Mr. Bishop has served on the fund’s portfolio management team since 2004 and has led the fund’s portfolio management team since February 2008. He is Chief Investment Officer for Fixed Income at SCM Advisors and also has portfolio management responsibility for investment grade corporate bonds and credit derivatives. Prior to joining SCM Advisors in 2002, Mr. Bishop was responsible for restructuring corporate pension funds at Saloman Brothers; quantitative portfolio design at Goldman Sachs; and was a director in the credit sales area of Merrill Lynch. He has 28 years of investment experience.

Phoenix High Yield Fund - Page 22

Al Alaimo, CFA, CPA has served as portfolio manager of the fund since 2005, and as such, is primarily responsible for the day-to-day management of the fund’s portfolio. He also serves on the portfolio management team for the Phoenix Bond Fund. Mr. Alaimo is Fixed Income Portfolio Manager at SCM Advisors focused primarily on high yield securities. Prior to joining SCM Advisors in 2001, he was Managing Director with Banc of America Securities LLC (1996-2001). Mr. Alaimo has 22 years of investment experience.

Investors should retain this supplement with the Prospectus for future reference.

PXP 4848/SCM FI PMs (03/08)